SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |x|
Filed by a party other than the Registrant |_|

Check the appropriate box:

|_|    Preliminary Proxy Statement            |_| Confidential, For Use of the
                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))

|_|    Definitive Proxy Statement
|x|    Definitive Additional Materials
|_|    Soliciting Material Under Rule 14a-12


                               LADISH CO., INC.
               (Name of Registrant as Specified in its Charter)


   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check appropriate box):

|x|    No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       (1)     Title of each class of securities to which transaction applies:

       (2)     Aggregate number of securities to which transaction applies:

       (3) Per unit price of other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       (4)     Proposed maximum aggregate value of transaction:

       (5)     Total fee paid:

|_|    Fee paid previously with preliminary materials:

|_|    Check box if any part of fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

       (1)     Amount previously paid:

       (2)     Form, Schedule or Registration Statement No.:

       (3)     Filing Party:

       (4)     Date Filed:



PROXYGRAM SERVICE
32-00 SKILLMAN AVENUE
LONG ISLAND CITY, NY  11101

CONFIDENTIAL IDENTIFICATION NUMBER:  [CIN]
Your identification number is confidential. It is to assure the operator of your identity

                               LADISH CO., INC.

May 30, 2003


Dear Ladish Shareholder:

The important Annual Meeting will be held on June 6th, only one week from today. We need your support to help defeat the attempt by Grace Brothers, a large shareholder, to take over Ladish without paying you even a single penny in acquisition premium for your shares. Your Board of Directors is committed to protecting and enhancing the value of your investment in Ladish.

You should be aware that Institutional Shareholder Services (ISS), whose clients include institutional investors, mutual funds, pension funds and other fiduciaries, has recommended a vote FOR the Ladish nominees. As ISS stated, "Management has implemented a strategic platform focused on cost reduction, broadening product offerings/expanding capabilities, and enhancing global presence in order to position the company for growth in a cyclical industry." And furthermore, "The election of the dissidents' slate is not warranted at this time."*

Your vote is extremely important--no matter how large or how small your investment in the company. Since time is short, we have established a method to enable you to vote by toll-free telephone. Please follow the simple steps listed below.

Thank you for your continued support.

On behalf of your Board of Directors,

Scott. D. Roeper
Chairman, Independent Directors

* Permission to use quotation neither sought nor obtained.


       TOLL-FREE PROXYGRAM OPERATORS WHO ARE INDEPENDENT OF THE COMPANY
                      ARE AVAILABLE TO ASSIST YOU NOW!!!

                                 INSTRUCTIONS

1.  Call Toll-Free 1-877-880-9547, anytime, day or night.

2. Tell the operator that you wish to send a collect ProxyGram to ID No. 8791, Ladish Co., Inc. (Management)

3.  State your name, address and telephone number.

4. State your Confidential Identification Number and Number of shares as shown below:

          Confidential Identification Number:  [CIN]

          Number of Shares:  [NumShares]

5.  Give the operator your voting preferences, using the proxy text below.

                       ANNUAL MEETING OF SHAREHOLDERS OF
                               LADISH CO., INC.
                                 June 6, 2003

This Proxy is being solicited by the Board of Directors of Ladish Co., Inc. (the "Company"). The shareholder(s) whose names appear hereon hereby appoint(s) Wayne E. Larsen and Kerry L. Woody with full power to act alone and with full power of substitution, as proxy of such shareholder(s), to attend the Annual Meeting of the Company to be held on Friday, June 6, 2003, in the Creole Meeting Room of the Four Points Hotel Sheraton Milwaukee Airport, 4747 South Howell Avenue, Milwaukee, Wisconsin, at 10:00 a.m. Central Daylight Time, and any adjournment thereof (the "Annual Meeting"), and to vote all shares of common stock of the Company held of record by such shareholder(s) as of the close of business on May 12, 2003, upon any and all matters that may properly come before the Annual Meeting or any adjournment thereof. This Proxy, when properly executed, will be voted in the manner directed herein by the shareholder(s) whose names appear hereon. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS LISTED BELOW. This Proxy, when properly executed, may be voted in the discretion of the proxy upon any and all other matters that may properly come before the Annual Meeting or any adjournment thereof and the proxy is hereby authorized to vote the shares of common stock represented by the proxy on matters incident to the conduct of the Annual Meeting, including any motion to adjourn or postpone the Annual Meeting (although the proxy does not intend, and is not aware at this time of any intention of any other person, to make such a motion).

This Proxy may be revoked at any time before the authority hereby granted is exercised by (i) delivering a written statement of revocation to the secretary of the Company, (ii) submitting a later dated proxy or (iii) attending the Annual Meeting and voting in person.


Proposal (1): To elect (7) seven Directors, to serve for the term of one year or until their successors have been elected and have duly qualified.

Nominees: Lawrence W. Bianchi, Margaret B. Hampton, Leon A. Kranz, Wayne E. Larsen, Scott D. Roeper, Robert W. Sullivan, Kerry L. Woody

(  ) FOR ALL NOMINEES  (  ) WITHHOLD AUTHORITY    (  ) FOR ALL EXCEPT
                            FOR ALL NOMINEES           (SEE INSTRUCTION BELOW)

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), VOTE "FOR ALL EXCEPT" AND GIVE THE NAME OF THE INDIVIDUAL NOMINEE(S) TO THE OPERATOR.


Please give your name to the operator exactly as it appears hereon. When shares are held jointly, joint owners should give both names. When voting as executor, administrator, attorney, trustee or guardian, please give full title as such. If voting as a corporation, please give full corporate name by duly authorized officer, giving full title as such. If voting as a partnership, please give partnership name by authorized person.

PROXY SERVICES
51 MERCEDES WAY
EDGEWOOD, NY  11717


                               LADISH CO., INC.

May 30, 2003


Dear Ladish Shareholder:

The important Annual Meeting will be held on June 6th, only one week from today. We need your support to help defeat the attempt by Grace Brothers, a large shareholder, to take over Ladish without paying you even a single penny in acquisition premium for your shares. Your Board of Directors is committed to protecting and enhancing the value of your investment in Ladish.

You should be aware that Institutional Shareholder Services (ISS), whose clients include institutional investors, mutual funds, pension funds and other fiduciaries, has recommended a vote FOR the Ladish nominees. As ISS stated, "Management has implemented a strategic platform focused on cost reduction, broadening product offerings/expanding capabilities, and enhancing global presence in order to position the company for growth in a cyclical industry." And furthermore, "The election of the dissidents' slate is not warranted at this time." *

Your vote is extremely important--no matter how large or how small your investment in the company. Since time is short, we have established a method to enable you to vote by toll-free telephone. Please follow the simple steps listed below.

Thank you for your continued support.

On behalf of your Board of Directors,

Scott. D. Roeper
Chairman, Independent Directors

* Permission to use quotation neither sought nor obtained.


       TOLL-FREE PROXYGRAM OPERATORS WHO ARE INDEPENDENT OF THE COMPANY
                      ARE AVAILABLE TO ASSIST YOU NOW!!!

                                 INSTRUCTIONS

1.  Call Toll-Free 1-877-880-9547, anytime, day or night.

2. Tell the operator that you wish to send a collect ProxyGram to ID No. 8792, Ladish Co., Inc. (Management)

3.  State your name, address and telephone number.

4. State the bank or broker at which your shares are held and your control number as shown below:

                   Name:              [NA.1]
                   Broker:            [Broker]
                   Control Number:    [ControlNum]
                   Number of Shares:  [NumShares]

5.  Give the operator your voting preferences, using the proxy text below.

                       ANNUAL MEETING OF SHAREHOLDERS OF
                               LADISH CO., INC.
                                 June 6, 2003

This Proxy is being solicited by the Board of Directors of Ladish Co., Inc. (the "Company"). The shareholder(s) whose names appear hereon hereby appoint(s) Wayne E. Larsen and Kerry L. Woody with full power to act alone and with full power of substitution, as proxy of such shareholder(s), to attend the Annual Meeting of the Company to be held on Friday, June 6, 2003, in the Creole Meeting Room of the Four Points Hotel Sheraton Milwaukee Airport, 4747 South Howell Avenue, Milwaukee, Wisconsin, at 10:00 a.m. Central Daylight Time, and any adjournment thereof (the "Annual Meeting"), and to vote all shares of common stock of the Company held of record by such shareholder(s) as of the close of business on May 12, 2003, upon any and all matters that may properly come before the Annual Meeting or any adjournment thereof. This Proxy, when properly executed, will be voted in the manner directed herein by the shareholder(s) whose names appear hereon. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS LISTED BELOW. This Proxy, when properly executed, may be voted in the discretion of the proxy upon any and all other matters that may properly come before the Annual Meeting or any adjournment thereof and the proxy is hereby authorized to vote the shares of common stock represented by the proxy on matters incident to the conduct of the Annual Meeting, including any motion to adjourn or postpone the Annual Meeting (although the proxy does not intend, and is not aware at this time of any intention of any other person, to make such a motion).

This Proxy may be revoked at any time before the authority hereby granted is exercised by (i) delivering a written statement of revocation to the secretary of the Company, (ii) submitting a later dated proxy or (iii) attending the Annual Meeting and voting in person.


Proposal (1): To elect (7) seven Directors, to serve for the term of one year or until their successors have been elected and have duly qualified.

Nominees: Lawrence W. Bianchi, Margaret B. Hampton, Leon A. Kranz, Wayne E. Larsen, Scott D. Roeper, Robert W. Sullivan, Kerry L. Woody

(  ) FOR ALL NOMINEES   (  ) WITHHOLD AUTHORITY    (  ) FOR ALL EXCEPT
                             FOR ALL NOMINEES           (SEE INSTRUCTION BELOW)

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), VOTE "FOR ALL EXCEPT" AND GIVE THE NAME OF THE INDIVIDUAL NOMINEE(S) TO THE OPERATOR.


Please give your name to the operator exactly as it appears hereon. When shares are held jointly, joint owners should give both names. When voting as executor, administrator, attorney, trustee or guardian, please give full title as such. If voting as a corporation, please give full corporate name by duly authorized officer, giving full title as such. If voting as a partnership, please give partnership name by authorized person.